CAPITAL ACCUMULATION PLAN OF
                               LEVI STRAUSS & CO.
                               ------------------

                               LEVI STRAUSS & CO.
                      SUPPLEMENTAL BENEFIT RESTORATION PLAN
                      -------------------------------------

                           EMPLOYEE INVESTMENT PLAN OF
                               LEVI STRAUSS & CO.
                               ------------------

                                   AMENDMENTS


         WHEREAS, LEVI STRAUSS & CO. ("LS&CO.") maintains the Capital Accumulation Plan of Levi Strauss & Co. (the "CAP"), the Levi Strauss & Co. Supplemental Benefit Restoration Plan (the "SBRP"), and the Employee Investment Plan of Levi Strauss & Co. (the "EIP") (collectively referred to as the "Plans"); and

         WHEREAS, Q&A-33 of Part 2 of the CAP provides that LS&CO. may amend the CAP at any time and for any reason; and

         WHEREAS, LS&CO. desires to amend and restate the CAP in its entirety effective January 1, 2001; and

         WHEREAS, Section VIII of the SBRP provides that LS&CO. may amend the SBRP, in whole or in part; and

         WHEREAS, LS&CO. desires to amend the SBRP, effective January 1, 2001, to eliminate future benefits under the SBRP relating to defined contribution plans; and

         WHEREAS, Section 18 of the EIP provides that LS&CO. may amend the EIP at any time and for any reason;

         WHEREAS, LS&CO. desires to amend the EIP, effective January 1, 2001, to clarify that participants who transfer to the CAP during any Plan Year will not be eligible to re-enter the EIP until the first pay period of January of the next Plan Year; and

         WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of LS&CO. authorized Philip A. Marineau, President and Chief Executive Officer, to take certain actions with respect to the Plans and to further delegate the authority to take certain actions with respect to the Plans; and

         WHEREAS, on June 22, 2000, Philip A. Marineau delegated to any Senior Vice President, Human Resources, including Fred D. Paulenich, Senior Vice President of Worldwide Human Resources, the authority to take certain actions with respect to the Plans and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendments herein are within the delegated authority of Fred D. Paulenich;

         NOW THEREFORE, effective as of January 1, 2001, the Plans are hereby amended as follows:

1. The CAP is hereby amended and restated, in its entirety, as set forth in the Exhibit attached hereto.

2. The first sentence of the second paragraph of the Preamble to the SBRP is hereby amended in its entirety to read as follows:

                           "The Plan is intended to (i) supplement benefits under the Revised Home Office Pension Plan of Levi Strauss & Co. and the Levi Strauss & Co. Revised Employee Retirement Plan (the "Qualified Plans") maintained by Levi Strauss & Co. (the "Company") to the extent such benefits are reduced due to the limits of section 401(a)(17) of the Code, and (ii) provide benefits pursuant to the 1999 Enhancement that cannot be paid under the Qualified Plans due to nondiscrimination rules under the Code."

3. Section II of the SBRP is hereby amended in its entirety to read as follows:

                           "Each employee whose benefits under the Qualified Plans are reduced as a result of the limitations on benefits imposed by section 401(a)(17) of the Code or as a result of the application of the nondiscrimination rules under the Code to benefits under the 1999 Enhancement, shall participate in the Plan unless he shall elect not to participate in the Plan by written notice to the Committee whereby he waives all present and future rights to benefits under the Plan."

4. The first sentence of Section III of the SBRP is hereby amended in its entirety to read as follows:

                           "Subject to paragraph (c) below, the amount of the benefit payable to or in respect of an Eligible Employee hereunder shall be the sum of the amounts described in paragraphs (a) and (b):"

5. Current paragraphs (b) and (c) of Section III of the SBRP and any references thereto are hereby deleted in their entirety.

6. Current paragraphs (d) and (e) of Section III of the SBRP and any references thereto are hereby redesignated as paragraphs (b) and (c), respectively.

7. Subparagraphs (2) and (3) of paragraph (a) of Section IV and any references thereto are hereby deleted in their entirety.

8. Section 4.2 of the EIP is hereby amended by adding the following sentence to the end thereof to read as follows:

         "If any Member is affected by this limitation, the Member will not be permitted to make any Member Contributions to the Plan until the first pay period of the January following the end of the Plan Year in which such Member is affected by this limitation."

                                      * * *

         IN WITNESS WHEREOF, LS&CO. has caused this instrument to be executed by its duly authorized officer this ___ day of _______________________, 20____.


                              LEVI STRAUSS & CO.

                              ---------------------------------
                              Fred D. Paulenich
                              Senior Vice President of Worldwide Human Resources